UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                        --------------------------------
                                    FORM 8-K
                        --------------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 30, 2005

                             -----------------------

                         PRG-SCHULTZ INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)
                            -------------------------

          GEORGIA                         000-28000                      58-2213805
       --------------                  --------------                 -----------------
(State or Other Jurisdiction       (Commission File Number)           (IRS Employer
        of Incorporation)                                           Identification No.)

  600 GALLERIA PARKWAY, SUITE 100, ATLANTA, GEORGIA       30339-5949
 -------------------------------------------------------------------------------
          (Address of principal executive office)         (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (770) 779-3900

          -------------------------------------------------------------

         (Former name or former address, if changed since last report)

                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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



ITEM 2.05  COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

On September 30, 2005, PRG-Schultz International, Inc. (the "Company") committed to implementation of the major expense restructuring plan (the "Restructuring Plan") previously announced on August 19, 2005 (as filed under Form 8-K on August 23, 2005). On October 3, 2005, the Company issued a press release (the "Press Release") announcing that it had completed the Restructuring Plan and begun implementation of the major expense restructuring elements in such plan. Annualized savings from the Restructuring Plan will be approximately $42.2 million, including approximately $4.5 million announced on August 19, 2005. Most of the savings will come in the area of Selling, General and Administrative ("SG&A") expense, and only a small percentage of the Company's auditor staff will be directly impacted by the reductions. The Company expects that implementation of the plan will result in severance-related and other charges of approximately $8.5 million, of which approximately $1.6 million will be accrued during the third quarter and the remainder during the fourth quarter. Most cash outlays for severance costs will be paid out over future months. The Company expects to reduce Atlanta corporate headquarters SG&A headcount by approximately 30%, or 71 people. Worldwide headcount reductions will be 378, or approximately 14% of the Company's total workforce. Substantial savings will also come from areas other than headcount, including travel and travel-related expenses and fees for professional services and other purchased services. Implementation of the restructuring is to begin immediately, and the Company expects that virtually all of the reductions will be implemented during the fourth quarter of this year.

On August 17, 2005, the Company committed to an initial step as part of a broader expense Restructuring Plan that was being developed for approval by the Company's Board of Directors. The actions taken in the initial step (which were executed during the third fiscal quarter ended September 30, 2005) and the formulation of the broader Restructuring Plan resulted from the determination that the expense of the Company's overhead structure and processes is too high relative to the nature and size of the Company's business. On September 30, 2005, the Company's Board of Directors approved and authorized management to carry out the Restructuring Plan. On October 3, 2005, management commenced implementation of the Restructuring Plan. The amount of the financial charge and future cash expenditures related to termination benefits under the expense Restructuring Plan is estimated to be $8.5 million.

The Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The statements made by PRG-Schultz are forward-looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. PRG-Schultz's future financial performance could differ significantly from the expectations of management and from results expressed or implied in the Press Release. See the risk factors contained in the Press Release for a discussion of certain risks and uncertainties that may impact such forward looking statements. For further information on other risk factors, please refer to the "Risk Factors" contained in PRG-Schultz's Form 10-K for the year ended December 31, 2004 filed with the Securities and Exchange Commission, and in its subsequent filings with the SEC. PRG-Schultz disclaims any obligation or duty to update or modify these forward-looking statements

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements.

         N/A

     (b) Pro Forma Financial Information.

         N/A

     (c) Exhibits.

         Exhibit Number             Description
         --------------------       -----------
              99.1*                 Press Release dated October 3, 2005


         -----------------
         * This exhibit is filed, not furnished.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, PRG-Schultz International, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PRG-SCHULTZ INTERNATIONAL, INC.



Date:  October 5, 2005                  By: /s/ Clinton McKellar
                                            -----------------------------------
                                            Clinton McKellar, Jr.
                                            General Counsel and Secretary

                                  EXHIBIT INDEX



Exhibit Number             Description
--------------------       --------------
99.1*                      Press Release dated October 3, 2005



-----------------
* This exhibit is filed, not furnished.